UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Definitive Information Statement

☐	Confidential for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

NEW DRAGON ASIA CORP.
(Name of Registrant as Specified In Its Charter)

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NEW DRAGON ASIA CORP.

Suite 2808, International Chamber of Commerce Tower
Fuhua Three Road
Shenzhen, PRC 518048

INFORMATION STATEMENT NOTICE

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

Notice is hereby given that on January 20, 2006, we sought and obtained the written consent, in lieu of a meeting of stockholders, of the holder of 70.6% of our outstanding voting stock, approving (i) the terms of a supplement (the “Agreement”) to the employment agreement between the Company and Peter Mak, its Chief Financial Officer whereby the Company shall grant options to purchase 2,000,000 shares of our Class A Common Stock, par value $.0001 per share (the “Common Stock”) and (ii) the terms of an Equity Incentive Plan providing for the issuance of options to purchase up to 3,000,000 shares of Common Stock from the Company (the “Plan”). The terms of the Agreement and the Plan are described in the attached Information Statement.

You are encouraged to carefully read the Information Statement, including the appendices, for further information regarding these actions. In accordance with Rule 14c-2, the majority stockholder’s approval of the action described herein will be deemed ratified and effective at a date that is at least 20 days after the date the Definitive Information Statement has been mailed or furnished to our stockholders. The Preliminary Information Statement is first being mailed or furnished to stockholders on or about January 30, 2006.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. The Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended, and Section 607.0704 of the Florida Business Corporation Act.

By Order of the Board of Directors

January 26, 2006

INFORMATION STATEMENT

OF

NEW DRAGON ASIA CORP.

Suite 2808, International Chamber of Commerce Tower
Fuhua Three Road
Shenzhen, PRC 518048

THIS PRELIMINARY INFORMATION STATEMENT IS BEING PROVIDED
TO YOU BY THE BOARD OF DIRECTORS OF
NEW DRAGON ASIA CORP.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO
SEND US A PROXY

This Preliminary Information Statement is being mailed or furnished to the stockholders of New Dragon Asia Corp., a Florida corporation (the “Company”), in connection with the authorization of (i) the terms of a supplement (the “Agreement”) to the employment agreement between the Company and Peter Mak, its Chief Financial Officer whereby the Company shall grant options to purchase 2,000,000 shares of our Class A Common Stock, par value $.0001 (the “Common Stock”) and (ii) the terms of an Equity Incentive Plan providing for the issuance of options to purchase up to 3,000,000 shares of Common Stock from the Company (the “Plan”), by the written consent, dated January 20, 2006, of New Dragon Asia Food Ltd., (the “Majority Stockholder”).

The Majority Stockholder held 34,823,954 shares of Common Stock, or approximately 70.6% of the outstanding voting stock, on the date its consent was obtained. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have already been obtained and this Information Statement is being furnished to you for information purposes only as required by Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Preliminary Information Statement is first being mailed or furnished to the stockholders of the Company on or about January 30, 2006. January 20, 2006 has been fixed as the record date for the determination of stockholders entitled to receive the Information Statement.

ACTIONS BY THE BOARD OF DIRECTORS AND
THE MAJORITY STOCKHOLDER

On January 20, 2006, the Board of Directors of the Company (the “Board of Directors”) by written consent approved (i) the terms of a supplement to the employment agreement between the Company and Peter Mak, its Chief Financial Officer whereby the Company shall grant options to purchase 2,000,000 shares of our Class A Common Stock to Mr. Mak (the “Agreement”) and (ii) the terms of an Equity Incentive Plan providing for the issuance of options to purchase up to 3,000,000 shares of Common Stock from the Company (the “Plan”). A copy of the consent of the Board of Directors approving the terms of the Agreement and the Plan is attached hereto as Appendix A.

On January 20, 2006, the Company sought and obtained the Majority Stockholder’s approval of the terms of the Agreement and the Plan. A copy of the Majority Stockholder’s written consent is attached hereto as Appendix B. The Company’s Chairman, Heng Jing Lu, has sole voting and dispositive power over the shares of Common Stock of the Company held by the Majority Stockholder.

Certain terms of the Agreement and the Plan approved by the Board of Directors of the Company and the Majority Stockholder are set forth below under the respective headings, “Approval of the Terms of the Agreement” and “Approval of the Terms of the Plan.” A copy of the Agreement is attached hereto as Exhibit A and a copy of the Plan is attached hereto as Exhibit B.

GENERAL

The Preliminary Information Statement is first being mailed or furnished to stockholders on or about January 30, 2006, and the approval by the Majority Stockholder of the Agreement and the Plan discussed herein will not become effective until at least 20 calendar days after the mailing of this Information Statement relating thereto, which is expected to be distributed to stockholders on or about March 20, 2006. The Company will pay all costs associated with the distribution of the Definitive Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

VOTE OBTAINED - FLORIDA LAW

Florida Business Corporation Act Section (“FS”) 607.0704 provides that, unless otherwise provided in the Company’s Articles of Incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to accomplish the purposes as hereafter described, the Company’s Board of Directors sought, and did in fact obtain, the written consent of the Majority Stockholder, the holder of a majority in interest of the Company’s outstanding voting stock, which voting stock is comprised of the Common Stock.

VOTING SECURITIES AND
PRINCIPAL HOLDERS THEREOF

As of January 20, 2006, there were 49,352,559 shares of the Common Stock of the Company issued and outstanding. Each holder of the Common Stock is entitled to one vote for each share held by such holder. The Majority Stockholder held an aggregate of 34,823,954 shares of the Class A Common Stock, or 70.6% of the voting stock outstanding, on such date. Holders of the Common Stock have no preemptive rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth, as of January 20, 2006, certain information concerning the beneficial ownership of Common Stock by (i) each stockholder known to us to beneficially own five percent or more of our outstanding Common Stock; (ii) each director; (iii) each executive officer; and (iv) all of our executive officers and directors as a group, and their percentage ownership and voting power. As of January 20, 2006, there were 49,352,559 shares of Common Stock outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
New Dragon Asia Food Ltd. Suite 2808, International Chamber of Commerce Tower, Fuhua Three Road, Shenzhen, PRC 518048	34,823,954	70.6%
Heng Jing Lu† Chairman	34,823,954(1)	70.6	%(1)
Li Xia Wang† Director and Chief Executive Officer	-0-	*
Ling Wang† Director and Vice President	-0-(2)	*
Zhi Yong Jiang† Director	-0-	*
De Lin Yang† Director	-0-	*
Qi Xue† Director	-0-	*
Feng Ju Chen† Director	-0-	*
Peter Mak† Chief Financial Officer	3,000,000(3)	1.9%
All Directors and Executive Officers (8 people)	35,823,954	72.6%

* Less than one percent.

† Address of referenced person is c/o New Dragon Asia Corp. Suite 2808, International Chamber of Commerce Tower, Fuhua Three Road, Shenzhen, PRC 518048.

(1) Represents shares owned by New Dragon Asia Food Ltd. Ms. Ling Wang, our Vice President and a director, is the holder of record of 100% of the equity interests of Long Feng Food Overseas Ltd. ("Long Feng"), which in turn owns 100% of the equity interests of New Dragon Pacific Holding Ltd., which in turn holds 100% of the equity interests of New Dragon Asia Food Ltd. By virtue of an understanding with Ms. Wang, Mr. Lu has sole voting and dispositive control over the shares of Long Feng and, accordingly, has sole voting and dispositive control of the shares held by New Dragon Asia Food Ltd.

(2) By virtue of an oral understanding between Ms. Wang and Mr. Lu, Mr. Lu has sole voting and dispositive control over the shares of Long Feng and, accordingly, has sole voting and dispositive control of the shares held by New Dragon Asia Food Ltd. Ms. Wang disclaims beneficial ownership of any equity interests of Long Feng and New Dragon Asia Food Ltd.

(3) Represents shares underlying immediately exercisable options, which includes options exercisable for 400,000 shares at an exercise price of $1.00 per share pursuant to an option granted on November 2, 2004, options exercisable for 600,000 shares at an exercise price of $1.20 per share pursuant to an option granted on June 22, 2005, and options exercisable for 2,000,000 shares at an exercise price of $1.60 per share pursuant to an option granted on January 20, 2006.

COMPENSATION

The following tables reflects the cash compensation we paid, as well as certain other compensation paid or accrued, during each of our last three fiscal years to the identified persons (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

					Long-term Compensation
		Annual Compensation (1)			Awards
Name and principal position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($) (1)	Restricted Stock Award(s) ($)	Securities Underlying Options/SARs (#)	Long-Term Incentive Plan Payouts ($)	All Other Compensation ($) (2)
Li Xia Wang, CEO (2)	2005	20,000	$0		-0-	-		$0
Peter Mak, CFO	2005	180,000	$0		-0-	600,000		$0
Peter Mak, CFO	2004	-0-	$0		-0-	400,000		$0
Heng Jing Lu, CEO	2004	-0-	$0		-0-	-		$0
Heng Jing Lu, CEO (3)	2003	-0-	$0		-0-	-		$0
Xue Jun Song, CEO	2003	-0-	$0		-0-	-		$0

(1) We have concluded that the aggregate amounts of perquisites and other personal benefits paid to the named individuals do not exceed the lesser of $50,000 or 10% of the compensation reported in the table for such individuals.
(2) Ms. Wang assumed the position of Chief Executive Officer on April 1, 2005.
(3) Mr. Lu assumed the position of Chief Executive Officer on December 15, 2003.

OPTION/SAR GRANTS DURING 2005 FISCAL YEAR (INDIVIDUAL GRANTS)

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term		Alternate to (f) And (g): Grant Date Value
Individual Grants					5% ($)(f)	10% ($)(g)	Grant Date Present Value $ (h)
Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price	Expiration Date
Li Xia Wang, CEO	0	0	0	N/A	-	-	-
Peter Mak, CFO	600,000	100%	$1.20	June 22, 2015	258,000	834,000	-

AGGREGATED OPTION/SAR EXERCISES DURING 2005 FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs At Fiscal Year-End (#) Exercisable/Unexercisable		Value of Unexercised In-The-Money Options/SARs At Fiscal Year-End ($) Exercisable/Unexercisable
			Exercisable	Unexercisable	Exercisable	Unexercisable
Li Xia Wang, CEO	0	-	-	-	-	-
Peter Mak, CFO	0	-	1,000,000	0	290,000	0

Equity Compensation Plan Table

The following table sets forth aggregate information regarding the Company’s equity compensation plan approved on January 20, 2006.

Equity Incentive Plan
Name and Position	Dollar Value ($)	Number of Units
Li Xia Wang, CEO	0	0
Executive Group	0	0
Non-Executive Group	4,740,000 (1)	3,000,000
Non-Executive Officer Employee Group	0	0

(1) Based on a price per share of the Company’s Class A Common Stock at the close of business on January 24, 2006 which was $1.58 per share.

In addition, the following table sets forth information regarding the aggregate options to purchase Class A Common Stock specifically to Mr. Peter Mak, Chief Financial Officer in connection with his Employment Contract, as described in the following section.

Peter Mak Employment Agreement
Name and Position	Dollar Value ($)	Number of Units
Li Xia Wang, CEO	0	0
Peter Mak, CFO	4,740,000 (1)	3,000,000
Executive Group	4,740,000 (1)	3,000,000
Non-Executive Group	0	0
Non-Executive Officer Employee Group	0	0

(1) Based on a price per share of the Company’s Class A Common Stock at the close of business on January 24, 2006 which was $1.58 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

We have a Compensation Committee of the Board. The Compensation Committee consists of Qi Xue, Feng Ju Chen and Zhi Yong Jiang. The Committee is charged with the responsibility of reviewing and approving executive officers' compensation. Compensation decisions during the fiscal year ended December 25, 2005 were made by all of the directors of the Committee. Each of the members of the Committee approved the Agreement and the Plan by written consent. Each of the members of the Committee is independent and none have served as an officer or employee of the Company. None of the members of the Committee have any relationship with the Company or any of its officers of employees other than in connection with their role as a director. None of the members of the Committee have participated in any related party transactions with the Company since the beginning of the Company’s last fiscal year.

EMPLOYMENT CONTRACTS

We have an Employment Contract with Mr. Peter Mak, our Chief Financial Officer. Mr. Mak is entitled to an annual compensation of US$180,000 per year until December 31, 2008 and stock options to acquire 400,000 shares of Class A Common Stock at an exercise price of $1.00 per share and 600,000 shares of Class A Common Stock at an exercise price of $1.20 per share. In connection with the Agreement, Mr. Mak was granted stock options to acquire 2,000,000 shares of Class A Common Stock at an exercise price of $1.60 per share.

COMPENSATION OF DIRECTORS

Directors receive no compensation for serving on the Board of Directors, but are reimbursed for any out-of-pocket expenses, if any, incurred in attending board meetings.

Approval of the Terms of the Agreement

The following terms of the Agreement were determined to be in the best interests of the Company and duly approved by the Company’s Board of Directors and the Majority Stockholder.

On January 20, 2006, the Board determined it to be in the best interests of the Company to enter into and approve the terms of a supplement to the employment agreement between the Company and Peter Mak, its Chief Financial Officer whereby the Company granted options to purchase 2,000,000 shares of our Class A Common Stock (the “Options”) and extended the term of employment until December 31, 2008. The term of the Options is for a period of six years. The Options granted under the Agreement are fully vested and immediately exercisable and under such conditions set forth in Exhibit A thereto. Any exercise of such options is contingent upon the effectiveness of the shareholder consent which shall occur no sooner than 20 days following the distribution of the Definitive Information Statement.

Approval of the Terms of the Plan

On January 20, 2006, the Board by written consent approved the terms of an Equity Incentive Plan providing for issuance of options to purchase up to three million (3,000,000) shares of Class A Common Stock (“Common Stock”) from the Company. The following summary of the Plan is qualified in its entirety by reference to the Company’s full text of the proposed Plan as it appears as Exhibit B to this Information Statement.

Participants in the Plan. Under the Plan, any current or future director of the Company or party which enters into an agreement as an independent consultant with the Company shall be eligible to be granted awards of nonqualified stock options. Approximately six people or entities will be eligible to participate in the plan, of which four are currently directors of the Company.

Types of Awards. Under the Plan, the Company may grant awards of nonqualified stock options to directors and independent contractors, advisors and other service providers of the Company in consideration of services rendered to the Company.

Administration. The Plan shall be administered by a committee appointed by the Board (the “Administrator”) or, in absence of an Administrator, by the Board, which shall construe and interpret the Plan, to define the terms used therein, to determine the time or times an option may be issued or exercised and the number of shares which may be exercised at any one time, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

Number and Class of Shares. The Company may issue an aggregate of 3,000,000 shares of Class A Common Stock under the Plan. On February 24, 2006, the last reported sale price for the Class A Common Stock on the American Stock Exchange was $2.51.

Type of Options. The Company may grant only nonqualified options, not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). No stock options may be granted at an exercise price less than the “fair market value” of our Common Stock on the date of grant or under any terms which would cause the option to come within the definition of deferred compensation subject to Section 409A of the Code. Options granted under the Plan are not transferable, otherwise than by will or the laws of descent and distribution, and during the lifetime of the option holder, options are exercisable only by an option holder.

Duration of Options. Stock options granted under the Plan will expire ten (10) years from the date on which the option is granted unless a different expiration date is determined by the Administrator. Options granted pursuant to the Plan terminate three (3) months from the date of termination of employment unless an alternative termination date is specifically agreed to by the Administrator, except that in the event of the death or disability of the option holder, the option may be exercised by the holder (or his estate, as the case may be), twelve (12) months after the date of death or disability

Exercise of Options. Options granted under the plan shall vest on the date or dates and under the terms and conditions specified by the Administrator. Options may be exercised at any time after vesting and before expiration by submission of notice and payment to the Company of the exercise price in cash, or in one of the other forms specified in the Plan and approved by the Administrator. Unless exercised cashlessly, the per share exercise price for the shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator but shall in no event be less that then greater of the fair market value on the date of grant or the par value.

Market Value of Option Shares. The fair market value of an Option Share is to be determined consistent with the requirements of Sections 422 and 409(A) of the Code as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, its fair market value shall be the closing sales price for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for a share of the Common Stock on the last market trading day prior to the day of determination; or

(iii) In the absence of an established market for the Common Stock, the fair market value thereof shall be determined in good faith by the Administrator.

Adjustment in Number of Option Shares. In the event the number of outstanding shares of Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities, whether as a result of reorganization, merger, reverse merger, recapitalization, reclassification, stock dividend, distribution, stock split, reverse split, combination of shares or other similar transaction, each share subject to an unexercised option will be substituted for the number and kind of shares of stock into which each share of outstanding Common Stock is to be changed or for which each such share is to be exchanged, and the price per share will be increased or decreased proportionately.

Federal Income Tax Consequences. The optionee will not recognize federal taxable income from the grant of nonqualified option at fair market value in compliance with applicable laws. Neither shall the Company be entitled to a deduction for federal income tax purposes at the time of such a grant. At the time of exercise of a non-qualified stock option, the optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock. The Company will be entitled to a deduction for tax purposes in an amount equal to the ordinary income recognized by the optionee, if it complies with applicable tax withholding requirements.

Amendment of Plan. The Board of Directors may at any time and from any time alter, amend, suspend or discontinue the Plan, except no such action may be taken without stockholder approval which materially increases the benefits to participants under the Plan, materially increases the number of shares to be issued, or materially modifies the requirements as to eligibility. In addition, no such action may be taken which adversely affects the rights of an optionee or participant under the Plan with respect to any outstanding grant without his or her consent.

Effective Date

Under applicable federal securities laws, the Majority’s Stockholder’s approval of the Agreement and the Plan cannot be effective until at least 20 calendar days after the Definitive Information Statement is distributed to the Company’s stockholders. However, the grant of options pursuant to the Agreement and the entry into the Plan took place on January 20, 2006, although the ability to exercise of such options and the Company’s ability to make grants under the Plan are both subject to the latter effectiveness of such approval.

STOCKHOLDERS SHARING AN ADDRESS

The Company will deliver only one copy of this Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. Furthermore, the Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at: New Dragon Asia Corp. Suite 2808, International Chamber of Commerce Tower Fuhua Three Road Shenzhen, PRC 518048, Attn: Peter Mak, or by contacting the Company via telephone at (86 755) 8831-2115. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify the Company at the address or phone number set forth above.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K with the Securities and Exchange Commission (“SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where the Company’s reports, proxy and information statements and other information regarding the Company may be obtained free of charge.

By Order of the Board of Directors

January 26, 2006

APPENDIX A

UNANIMOUS WRITTEN CONSENT
OF
THE DIRECTORS
OF
NEW DRAGON ASIA CORP.

The undersigned, being all of the directors (collectively, the “Board”) of New Dragon Asia Corp., a Florida corporation (the “Company”), do hereby consent, as permitted by the Florida Business Corporation Act (the “Act”), to the adoption of the following resolutions with the same force and effect as if such were approved at a duly convened meeting of the Board at which a quorum was present:

WHEREAS, the Board has reviewed the Supplementary Agreement dated January 20, 2006 between the Company and Peter Mak regarding his employment with the Company attached hereto as Exhibit A (the “Supplementary Agreement”) which shall supplement and otherwise amend the original employment agreement dated November 2, 2004 (the “Original Agreement”) by and between the Company and Peter Mak, as amended by the Supplementary Agreement dated June 22, 2005; and

WHEREAS, the Board has reviewed and approved the Equity Incentive Plan providing for the issuance of options to purchase up to 3,000,000 shares of Class A Common Stock from the Company attached hereto as Exhibit B (the “Option Plan”);

WHEREAS, the Board deems it advisable and in the best interests of the Company to enter into the Supplementary Agreement and the Option Plan.

NOW, THEREFORE BE IT:

RESOLVED, that, the Company hereby approves the Supplementary Agreement in all respects, with such changes and as any officer of the Company deems advisable and to submit the Supplementary Agreement to the holder of a majority of the Company’s outstanding Class A Common Stock for its consideration and, if it deems appropriate, its approval; and be it further;

RESOLVED, that the Company shall reserve 2,000,000 shares of its Class A Common Stock for issuance upon exercise, at a price of $1.60 per share, of options to purchase capital stock of the Company (the “Options”) granted under Section 2 of the Supplementary Agreement; and it is further

RESOLVED, that the Board hereby approves the registration of the shares of Common Stock underlying the Options on a Registration Statement on Form S-8 (or such other successor or applicable form) to be filed by the Company with the Securities and Exchange Commission; and be it further

RESOLVED, that, the Company hereby approves the Option Plan in all respects, with such changes and as any officer of the Company deems advisable and to submit the Option Plan to the holder of a majority of the Company’s outstanding Class A Common Stock for its consideration and, if it deems appropriate, its approval; and be it further;

RESOLVED, that the Company shall reserve 3,000,000 shares of its Class A Common Stock for issuance upon exercise of options to purchase Class A Common Stock of the Company granted under the Option Plan; and it is further

RESOLVED, that the officers of the Company be, and each of them hereby is, authorized and empowered, in the name and on behalf of the Company, to execute all such further documents, certificates or instruments, and to take all such further action, as any such officer may deem necessary, proper, convenient or desirable in order to carry out each of the foregoing resolutions and to fully effectuate the purposes and intents thereof, and that all actions taken by the officers of the Company to date, in connection with the foregoing resolutions or otherwise, are hereby in all respects confirmed, ratified and approved.

[signatures page follows]

This Consent may be executed in one or more counterparts, or with signatures executed on different signature pages, all of which shall constitute originals, whether delivered by facsimile or otherwise, and together they shall constitute one document.

IN WITNESS WHEREOF, the undersigned, being all of the members of the Board of Directors of the Company, have hereunto set their hands as of the 20th day of January, 2006.

/s/ Heng Jing Li
Heng Jing Lu

/s/ Li Xia Wang
Li Xia Wang

/s/ Ling Wang
Ling Wang

/s/ Zhi Yong Jiang
Zhi Yong Jiang

/s/ De Lin Yang
De Lin Yang

/s/ Qi Xue
Qi Xue

/s/ Feng Ju Chen
Feng Ju Chen

EXHIBITS TO APPENDIX A

[ intentionally omitted ]

APPENDIX B

WRITTEN CONSENT
OF THE HOLDER OF A MAJORITY OF
THE OUTSTANDING SHARES OF COMMON STOCK
OF NEW DRAGON ASIA CORP.

The undersigned, being the holder (the “Shareholder”) of a majority of the outstanding shares of the Class A Common Stock (the “Common Stock”) of New Dragon Asia Corp., a Florida corporation (the “Company”), does hereby adopt by this written consent, the following resolutions with the same force and effect as if they had been adopted and approved by the affirmative vote of all shares of Common Stock owned by the Shareholder at a duly convened meeting of the shareholders of the Company:

WHEREAS, the Board of Directors of the Company (the “Board”) has reviewed and approved the Supplementary Agreement dated January 20, 2006 between the Company and Peter Mak regarding his employment with the Company attached hereto as Exhibit A (the “Supplementary Agreement”) which shall supplement and otherwise amend the original employment agreement dated November 2, 2004 by and between the Company and Peter Mak, as amended by the Supplementary Agreement dated June 22, 2005;

WHEREAS, the Board has reviewed and approved the Equity Incentive Plan providing for the issuance of options to purchase up to 3,000,000 shares of Common Stock from the Company attached hereto as Exhibit B (the “Option Plan”);

WHEREAS, the Board, having considered the Supplementary Agreement and the Option Plan, deems it advisable and in the best interests of the Company and the shareholders of the Company that the shareholders approve the terms of the Supplementary Agreement and the Option Plan; and

WHEREAS, the Board have presented the Supplementary Agreement and the Option Plan to the undersigned for its review and consent;

NOW, THEREFORE, BE IT

RESOLVED, that, the undersigned hereby approves the entry by the Company into the Supplementary Agreement and the grant of options to purchase 2,000,000 shares of Common Stock to Peter Mak at an exercise price of $1.60 per share with such changes therein and additions thereto as the officers of the Company executing the same may approve, such approval to be conclusively evidenced by the execution and delivery thereof; and be it further

RESOLVED, that, the undersigned hereby approves the entry by the Company into the Option Plan and the reservation of up to 3,000,000 shares of Common Stock in connection with the grant of options under such Option Plan, with such changes therein and additions thereto as the officers of the Company executing the same may approve, such approval to be conclusively evidenced by the execution and delivery thereof; and be it further

RESOLVED, that the officers of the Company be, and each of them hereby is, authorized and empowered, in the name and on behalf of the Company, to execute all such further documents, certificates or instruments, and to take all such further action, as any such officer may deem necessary, proper, convenient or desirable in order to carry out each of the foregoing resolutions and to fully effectuate the purposes and intents thereof, and that all actions taken by the officers of the Company to date, in connection with the foregoing resolutions or otherwise, are hereby in all respects confirmed, ratified and approved.

IN WITNESS WHEREOF, the undersigned has executed this Action by Written Consent as of the 20th day of January, 2006.

New Dragon Asia Food Ltd. By: /s/ Heng Jing Lu Name: Heng Jing Lu Title: Chairman

EXHIBITS TO APPENDIX B

[ intentionally omitted ]

EXHIBIT A

SUPPLEMENTARY AGREEMENT

This SUPPLEMENTARY AGREEMENT (this “Agreement”) is made and entered into effective as of January 20, 2006 (the “Effective Date”) with reference to original agreement dated on November 2, 2004 (the “Original”), as amended by the supplementary agreement dated June 22, 2005 (the “Amendment”) by and between New Dragon Asia Corp., a Florida corporation (the “Company”) and Peter Mak, an individual (“Executive” and, together with the Company, the “Parties”).

NOW, THEREFORE, in consideration of the various covenants and agreements hereinafter set forth, the Parties hereto agree to the supplementary clauses as follows:

1. Term. The Company hereby employs Executive, and Executive hereby accepts employment with the Company, for a term extending until December 31, 2008 (the “Term”) amending such term as reference to the clause No. 1 of the Original and subsequently amended by clause 1 of the Amendment.

2. Stock Options. As of the Effective Date of this Agreement, the Company hereby grants to Executive the right to purchase additional 2,000,000 shares of the Common Stock at an exercise price of US$1.60 (the “Options”). The term of the Options is for a period of six years. The Options granted hereunder shall be fully vested and immediately exercisable according to the terms hereof at such times and under such conditions set forth in Exhibit A hereto.

3. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the People’s Republic of China.

4. Notices. Any notice required or permitted to be given hereunder shall be given in writing and may be given by telex, telegram, facsimile transmission or similar method if confirmed by mail as herein provided and addressed as follows:
If to the Company:	New Dragon Asia Corp. Suite 2808, International Chamber of Commerce Tower Fuhua Three Road, Shenzhen, PRC, 518048 Telephone: 86-755-8831-2115

With a copy to:	Loeb & Loeb LLP 345 Park Avenue New York, NY 10154-0037 Attention: Mitchell S. Nussbaum Telephone: (212) 407-4159 Fax: (212) 407-4990

If to Executive:	Peter Mak Flat A, 17/F, Block 1 East Ocean Garden Shenzhen, PRC Telephone: 86-1382 3680 228

5. Counterparts. This Agreement may be executed in two counterparts, and by different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

6. Version. The English version of this Agreement is the translation of Chinese version. Should there be any discrepancy between both versions, the Chinese version shall prevail.

Ex A-1

IN WITNESS WHEREOF, each of the Parties hereto has duly executed this Agreement as of the date and year first above written.
NEW DRAGON ASIA CORPORATION By: /s/ Heng Jing Lu Name: Heng Jing Lu Title: Chairman /s/ Peter Mak Peter Mak, an individual

Ex A-2

EXHIBIT A
NON-QUALIFIED STOCK OPTION TERMS

Pursuant to the Supplementary Agreement, New Dragon Asia Corporation (the “Company”) has granted the Executive a stock option (“Option”) to purchase 2,000,000 shares of the Company’s “Common Stock.” The Option shall be subject by the following terms and conditions:

1. Grant Date. The “Grant Date” shall be January 20, 2006.

2. Exercise Price. The “Exercise Price” shall be $1.60 in United States currency subject to adjustment under Sections 9 and 10 of this Exhibit A.

3. Vesting. Subject to the limitations contained herein, the Option shall be fully vested as of the date the Option is approved by the shareholders pursuant to Section 11 of this Exhibit A.

4. Method of Payment. The consideration to be paid for the shares to be issued upon exercise of the Option, may consist of (1) cash, (2) check, (3) with the consent of the Board or Directors of the Company (“Board”) and to the extent consistent with Applicable Laws, a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Internal Revenue Code) and payable upon such terms as may be prescribed by the Board, (4) other Company shares which (x) in the case of shares acquired from the Company, have been owned by the Executive for more than six (6) months on the date of surrender, and (y) have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which such Option shall be exercised, (5) surrendered Shares then issuable upon exercise of the Option having a fair market value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (6) property of any kind which constitutes good and valuable consideration, (7) to the extent consistent with applicable laws, delivery of a notice that the Executive has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (8) any combination of the foregoing methods of payment.

5.  Securities Law Compliance. Notwithstanding anything to the contrary contained herein, the Option may not be exercised unless the shares of Common Stock issuable upon such exercise are then registered under applicable securities laws or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of applicable securities laws. The exercise of the Option must also comply with other applicable laws and regulations governing the Option, and may not be exercised if the Company determines that such exercise would not be in material compliance with such laws and regulations.

6. Term. Subject to the provisions of this Exhibit A, the Option may be exercised for whole shares of Common Stock at any time after vesting and prior to the earliest to occur of:

A. three (3) months after the termination of the Executive’s employment for any reason other than death or Disability;

B. twelve (12) months after the Executive’s termination of employment due to Disability or death;

C. six (6) years from the Grant Date.

Notwithstanding the foregoing, if the exercise of the Option is prevented within the applicable time periods set forth in Sections 6(a) or (b) is prevented for any reason, your Option shall not expire before the date that is thirty (30) days after the date that you are notified by the Company that the Option is again exercisable, but in any event no later than the “Expiration Date” indicated in Section 6(c).

Ex A-3

7. Exercise Procedures. The Option may be exercised after vesting and during its term by delivering of a “Notice of Exercise” (in a form designated by the Company) together with the Exercise Price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then reasonably require. By exercising the Option, the Executive agrees that, as a condition of exercise, the Company may require the Executive to enter into an arrangement providing for the payment to the Company of any tax withholding obligation of the Company arising by reason of exercise of your Option or other applicable events.

8. Limitations on Transfer of Options. The Option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during the Executive’s life only by the Executive. By delivering written notice to the Company, in a form satisfactory to the Company, the Executive may designate a third party who, in the event of the Executive’s death, shall thereafter be entitled to exercise the Option.

9. Subdivision or Consolidation. Subject to any required action by shareholders of the Company, the number of shares of Common Stock covered by the Option SAR, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares, including, but not limited to, a stock split, reverse stock split, recapitalization, continuation or reclassification, or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company. Any fraction of a share subject to the Option that would otherwise result from an adjustment pursuant to this Section shall be rounded upward to the next full number of shares without other compensation or consideration to the Executive.

10. Capital Transactions. Upon a sale or exchange of all or substantially all of the assets of the Company, a merger or consolidation in which the Company is not the surviving corporation, a merger, reorganization or consolidation in which the Company is the surviving corporation and shareholders of the Company exchange their stock for securities or property, a liquidation of the Company or similar transaction, the Board, in its sole discretion, is hereby authorized to take any one or more of the following actions it determines is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company with respect to the Option or to facilitate such transaction or event:

A. To provide for either the purchase of any the Option for an amount of cash equal to the amount that could have been obtained upon the exercise of such Option or the replacement of such Option with other rights or property selected by the Board in its sole discretion and in compliance with applicable laws;

B. To provide that such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary herein;

C. To provide that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

D. To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to the Option and/or in the terms and conditions of (including the Exercise Price) of the Option; or

E. To provide that immediately upon the consummation of such event, such Option shall not be exercisable and shall terminate; provided, that for a specified period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary herein.

11. Shareholder Approval. The Supplementary Agreement including the Option and this Exhibit shall be submitted for the approval of the Company’s shareholders within twelve (12) months after the Grant Date to comply with Section 711 of the Amex Company Guide. The Option shall not vest or be exercisable prior to the time when the Plan is approved by the shareholders, and if such approval has not been obtained at the end of said twelve-month period, the Option shall thereupon be canceled and become null and void.

Ex A-4

EXHIBIT B

NEW DRAGON ASIA
CORPORATION

Equity Incentive Plan

Drafted by
Executive Compensation Department
Loeb & Loeb LLP
Contact: Marla Aspinwall
Office: (310) 282-2377
E-mail: maspinwall@loeb.com

Ex B-1

NEW DRAGON ASIA CORPORATION
EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purpose of the New Dragon Asia Corporation Equity Incentive Plan is to provide additional incentive to Consultants and Directors and to promote the success of the Company’s business. Options granted under the Plan shall be Non-Qualified Stock Options, as determined by the Administrator at the time of grant.

2. Definitions. As used herein, the following definitions shall apply:

(a)
“Acquisition” means (1) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise.

(b)	“Administrator” means the Committee responsible for conducting the general administration of the Plan, as applicable, in accordance with Section 4 hereof.

(c)
“Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are granted under the Plan.

(d)	“Board” means the Board of Directors of the Company.

(e)	“Code” means the Internal Revenue Code of 1986, as amended, or any successor statute or statutes thereto. Reference to any particular Code section shall include any successor section.

(f)	“Committee” means a committee appointed by the Board in accordance with Section 4 hereof.

(g)	“Common Stock” means the Class A Common Stock of the Company, par value $.001 per share.

(h)	“Company” means New Dragon Asia Corporation, a Florida corporation.

(i)
“Consultant” means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company or any Parent or Subsidiary of the Company; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any Parent or Subsidiary of the Company to render such services.

(j)	“Director” means a member of the Board.

(k)
“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto. Reference to any particular Exchange Act section shall include any successor section.

Ex B-2

(l)	“Fair Market Value” means, as of any date, the value of a share of Common Stock determined consistent with the requirements of Sections 422 and 409(A) of the Code as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be the closing sales price for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a share of the Common Stock on the last market trading day prior to the day of determination; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(m)	“Holder” means a person who has been granted or awarded an Option or who holds Shares acquired pursuant to the exercise of an Option.

(n)	“Independent Director” means a Director who is not an Employee of the Company.

(o)	“Non-qualified Stock Option” means an option that is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

(p)	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(q)	“Option” means a Non-qualified Stock Option granted pursuant to the Plan.

(r)
“Option Agreement” means a written agreement between the Company and a Holder evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(s)
“Parent” means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations or other entities ending with the Company if each of the entities other than the last corporation in the unbroken chain owns equity possessing more than fifty percent of the total combined voting power of all classes of equity in one of the other entities in such chain.

(t)	“Plan” means this New Dragon Asia Equity Incentive Plan.
(u)	“Rule 16b-3” means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

(v)	“Section 16(b)” means Section 16(b) of the Exchange Act, as such Section may be amended from time to time.

(w)	“Securities Act” means the Securities Act of 1933, as amended, or any successor statute or statutes thereto. Reference to any particular Securities Act section shall include any successor section.

(x)	“Service Provider” means a Director or Consultant.

(y)	“Share” means a share of Common Stock, as adjusted in accordance with Section 13 below.

Ex B-3

(z)
“Subsidiary” means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations or other entities beginning with the Company if each of the entities other than the last corporation in the unbroken chain owns equity possessing more than fifty percent of the total combined voting power of all classes of equity in one of the other entities in such chain or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the shares of stock subject to Option grants shall be shares of the Company’s Common Stock. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be issued upon exercise of such Options is three million (3,000,000). If an Option expires and becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares which are delivered by the Holder or withheld by the Company upon the exercise of an Option under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of this Section 3.

4. Administration of the Plan.

(a)
Administrator. The Plan shall be administered by the Board or by a Committee to which administration of the Plan, or of part of the Plan, is delegated by the Board. The Board shall appoint and remove members of the Committee in its discretion in accordance with Applicable Laws. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

(b)
Powers of the Administrator. Subject to the provisions of the Plan and the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its sole discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Options may from time to time be granted hereunder;

(iii) to determine the number of Shares to be covered by each such award granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions of any Option granted hereunder (such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may vest or be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Common Stock received upon exercise of an Option, based in each case on such factors as the Administrator, in its sole discretion, shall determine);

(vi) to determine whether to offer to buy out, replace or reprice a previously granted Option and to determine the terms and conditions of such offer and buy out, replacement or repricing (including whether payment is to be made in cash or Shares);

(vii) to determine whether and under what conditions options granted under another option plan of the Company, a Subsidiary or an entity which is acquired or merged into the Company or a Subsidiary may be converted into Options on Company Shares granted under and subject to the terms of this Plan;

Ex B-4

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(ix) to allow Holders to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option the number of Shares having a Fair Market Value equal to the minimum amount required to be withheld based on the statutory withholding rates for federal and state tax purposes that apply to supplemental taxable income. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Holders to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(x) to exercise its discretion in a manner such that Options which are granted to individuals who are foreign nationals or are employed outside the United States contain terms and conditions which are different from the provisions otherwise specified in the Plan but which are consistent with the tax and other laws of foreign jurisdictions applicable to the Optionee and which are designed to provide the Optionee with benefits which are consistent with the Company’s objectives in establishing the Plan;

(xi) to amend the Plan or any Option granted under the Plan as provided in Section 15; and

(xii)to construe and interpret the terms of the Plan and awards granted pursuant to the Plan and to exercise such powers and perform such acts as the Administrator deems necessary or desirable to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(c) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Holders.

(d) Liability of Administrator. No member of the Board, Committee or acting Administrator shall be liable for anything whatsoever in connection with the administration of the Plan except such member’s own willful misconduct. Under no circumstances shall any member of the Board or Committee be liable for any act or omission of any other member of the Board or Committee. In the performance of its functions with respect to the Plan, the Board and Committee shall be entitled to rely upon information and advice furnished by Company’s officers, Company’s accountants, Company’s legal counsel and any other party the Board and Committee deems necessary, and no member of the Board or Committee shall be liable for any action taken or not taken in reliance upon any such advice.

5. Eligibility. Options may be granted to Service Providers designated as eligible to receive grants under the Plan by the Administrator. If otherwise eligible, a Service Provider who has been granted an Option may be granted additional Options under the Plan.

6. No Right to Continued Service. Nothing in this Plan nor any Option shall confer upon any Service Provider any right with respect to continuation of service to the Company, nor shall it interfere in any way with the Company’s or any Subsidiary’s right to terminate any Service Provider’s service at any time, with or without cause and with or without prior notice.

7. Limitation of Shares. No Service Provider shall be granted, in any calendar year, Options covering more than one million (1,000,000) Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13. For purposes of this Section, if an Option is canceled in the same calendar year it was granted (other than in connection with a transaction described in Section 13), the canceled Option will be counted against the limit set forth in this Section. For this purpose, if the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option.

8. Term of Plan. The Plan shall become effective upon its initial adoption by the Board and shall continue in effect until it is terminated under Section 15 of the Plan. No Options may be issued under the Plan after the tenth (10th) anniversary of the earlier of (i) the date upon which the Plan is adopted by the Board or (ii) the date the Plan is approved by the shareholders.

Ex B-5

9. Term of Option. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof.

10. Option Exercise Price and Consideration.

(a) Except as provided in Section 13, the per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator but shall in no event be less that then greater of the Fair Market Value on the date of grant or the par value.

(b) Notwithstanding the foregoing, Options may be granted with or converted at a per Share exercise price other than as required above pursuant to a merger, acquisition or other corporate transaction so long as such conversion does not cause the Option to be treated as “deferred compensation” within the requirements of Code Section 409A.

(c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator at the time of grant. Such consideration may consist of (1) cash, (2) check, (3) with the consent of the Administrator and to the extent consistent with Applicable Laws, a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator, (4) with the consent of the Administrator, other Shares which (x) in the case of Shares acquired from the Company, have been owned by the Holder for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) with the consent of the Administrator, surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (6) with the consent of the Administrator, property of any kind which constitutes good and valuable consideration, (7) with the consent of the Administrator, and, to the extent consistent with Applicable Laws, delivery of a notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (8) with the consent of the Administrator, any combination of the foregoing methods of payment.

11. Exercise of Option.

(a) Vesting; Fractional Exercises. Except as provided in Section 13, Options granted hereunder shall be vested and exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share.

(b) Deliveries upon Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

(i) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(ii)Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Laws. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop transfer notices to agents and registrars;

Ex B-6

(c) Conditions to Delivery of Share Certificates. The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(i) The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed;

(ii) The completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its sole discretion, deem necessary or advisable;

(iii) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its sole discretion, determine to be necessary or advisable;

(iv) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(v)The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax, which in the sole discretion of the Administrator may be in the form of consideration used by the Holder to pay for such Shares under Section 10(c).

(d) Termination of Relationship as a Service Provider. If a Holder ceases to be a Service Provider other than by reason of the Holder’s disability or death or termination for cause (as determined by the Committee in its sole discretion; provided, however that for purposes of this Plan and any Option Agreement “cause” shall have the meaning ascribed to it in any written consulting agreement between the Company (or a Subsidiary) and the Holder to the extent defined therein), such Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Holder’s termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, unless otherwise provided in the Option Agreement the Shares covered by the unvested portion of the Option immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. If, after termination, the Holder does not exercise his or her Option within the time period specified in the Option Agreement (or as provided herein, if not so specified), the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

(e) Disability of Holder. If a Holder ceases to be a Service Provider as a result of the Holder’s disability, the Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination. In the absence of a specified time in the Option Agreement or any other written agreement by the Company and the Holder, the Option shall remain exercisable for twelve (12) months following the Holder’s termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. If, after termination, the Holder does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

(f) Death of Holder. If a Holder dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement by the Holder’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement or any other written agreement by the Company and the Holder, the Option shall remain exercisable for twelve (12) months following the Holder’s termination. If, at the time of death, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. The Option may be exercised by the executor or administrator of the Holder’s estate or, if none, by the person(s) entitled to exercise the Option under the Holder’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

Ex B-7

(g) Regulatory Extension. A Holder’s Option Agreement may provide that if the exercise of the Option following the termination of the Holder’s status as a Service Provider (other than upon the Holder’s death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 9 or (ii) the expiration of a period of three (3) months after the termination of the Holder’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

(h) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Holder at the time that such offer is made.

(i) No Deferral Feature. The Option Agreement shall not provide for any deferral feature with respect to Options constituting a deferral of compensation under Section 409A of the Code.

12. Non-Transferability of Options. Options may not be directly or indirectly sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Holder, only by the Holder.

13. Adjustments upon Changes in Capitalization, Merger or Asset Sale.

(a) In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Option, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 3 on the maximum number and kind of shares which may be issued and adjustments of the maximum number of Shares that may be purchased by any Holder in any calendar year pursuant to Section 7);

(ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options; and

(iii)the grant or exercise price with respect to any Option.

(b) In the event of any transaction or event described in Section 13(a), the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Option granted or issued under the Plan or to facilitate such transaction or event:

(i) To provide for either the purchase of any such Option for an amount of cash equal to the amount that could have been obtained upon the exercise of such Option or realization of the Holder’s rights had such Option been currently exercisable and fully vested, or the replacement of such Option with other rights or property selected by the Administrator in its sole discretion and in compliance with Applicable Laws;

Ex B-8

(ii) To provide that such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Option;

(iii) To provide that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices which do not result in treatment as “deferred compensation” under Code Section 409A;

(iv) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options, or Options which may be granted in the future; or

(v)To provide that immediately upon the consummation of such event, such Option shall not be exercisable and shall terminate; provided, that for a specified period of time prior to such event, such Option shall be exercisable as to all Shares covered thereby, and the restrictions imposed under an Option Agreement upon some or all Shares may be terminated, notwithstanding anything to the contrary in the Plan or the provisions of such Option Agreement.

(c) Subject to Section 3, the Administrator may, in its sole discretion, include such further provisions and limitations in any Option Agreement or certificate, as it may deem appropriate.

(d) Notwithstanding the terms of Section 13(b) above, if the Company undergoes an Acquisition, then any surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Options outstanding under the Plan for the acquiring entity’s stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection 13(d)) or may substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection 13(d)) for those outstanding under the Plan, which do not result in treatment as “deferred compensation” under Code Section 409A. In the event any surviving corporation or entity or acquiring corporation or entity in an Acquisition, or affiliate of such corporation or entity, does not assume such Options or does not substitute similar stock awards for those outstanding under the Plan, then with respect to (i) Options held by participants in the Plan whose status as a Service Provider has not terminated prior to such event, the vesting of such Options, and the time during which such awards may be exercised, shall be accelerated and made fully exercisable and all restrictions thereon shall lapse at least ten (10) days prior to the closing of the Acquisition and (ii) any Options outstanding under the Plan shall be terminated if not exercised prior to the closing of the Acquisition.

(e) The existence of the Plan, any Option Agreement and the Options granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

14. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Option is so granted within a reasonable time after the date of such grant.

Ex B-9

15. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time wholly or partially amend, alter, suspend or terminate the Plan. However, without approval of the Company’s shareholders given within twelve (12) months before or after the action by the Board, no action of the Board may, except as provided in Section 13, increase the limits imposed in Section 3 on the maximum number of Shares which may be issued under the Plan or extend the term of the Plan under Section 8.

(b) Shareholder Approval. The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Holder, unless mutually agreed otherwise between the Holder and the Administrator, which agreement must be in writing and signed by the Holder and the Company; provided however, that the foregoing shall not limit the authority of the Administrator to exercise all authority and discretion conveyed to it herein or in any agreement. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted or awarded under the Plan prior to the date of such termination.

16. Shareholder Approval. The Plan will be submitted for the approval of the Company’s shareholders within twelve (12) months after the date of the Board’s initial adoption of the Plan to comply with Section 711 of the Amex Company Guide. Options may be granted or awarded prior to such shareholder approval, provided that such Options shall not vest or be exercisable prior to the time when the Plan is approved by the shareholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19. Governing Law. The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of New York without regard to otherwise governing principles of conflicts of law.

* * * * * * *

Ex B-10

I hereby certify that the Plan was duly adopted by the Board of Directors of New Dragon Asia on _______________, 2006.

Executed at ________________________, _______________ on this ____ day of ____________, 2006.

By: ____________________________________ Name: __________________________________ Title: ___________________________________

* * * * * * *

I hereby certify that the foregoing Plan was approved by the shareholders of New Dragon Asia Corporation on _______________, 2006.

Executed at ______________________, _________________ on this ____ day of _____________, 2006.

_______________________________________ Secretary

Ex B-11